UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-02603

T. Rowe Price Government Money Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: May 31

Date of reporting period: November 30, 2020

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1.

Government Money Fund	November 30, 2020
PRRXX	Investor Class
TTGXX	I Class

T. ROWE PRICE GOVERNMENT MONEY FUND

HIGHLIGHTS

■	The Government Money Fund and the Lipper U.S. Government Money Market Funds Index each returned 0.01% for the six-month period ended November 30, 2020.

■	The Federal Reserve (Fed) held the fed funds target rate at the ultra-low 0.00%–0.25% range throughout the period.

■	We kept the fund’s weighted average maturity (WAM) fairly close to its 60-day maximum to capture higher rates from longer-term money market instruments. At the end of November, the WAM was longer than that of our average competitor.

■	The Fed is likely to keep rates very low for the foreseeable future. Central bank officials are concerned about the pandemic’s risks to the economy in the near and medium term.

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CIO Market Commentary

Dear Shareholder

Nearly all major stock and bond indexes produced positive results during the first half of your fund’s fiscal year, the six-month period ended November 30, 2020, as markets recovered from the steep sell-off in February and March. Extraordinary fiscal and monetary support from global governments and central banks helped spur the rebound, although the pandemic continued to pose significant public health and economic challenges.

In the U.S., the large-cap Dow Jones Industrial Average and S&P 500 Index reached record highs, as did the technology-heavy Nasdaq Composite Index—a result that few would have predicted in late March after the benchmarks tumbled more than 30% in response to the initial spread of the coronavirus. Large-cap information technology and internet-related firms that benefited from the work-from-home environment led the rebound. However, a series of announcements in November about successful vaccine trials raised hopes for a broader recovery in 2021 and boosted some sectors that had been beaten down in the initial phases of the pandemic. Meanwhile, former Vice President Joe Biden’s victory in the presidential election led to a reduction in political uncertainty.

In the S&P 500, industrials and materials were the top performers, and the consumer discretionary and technology sectors also recorded very strong results. Energy companies rallied late in the period as oil prices rose, but the sector still finished with negative results. Growth stocks outperformed their value counterparts, and a late surge helped smaller-cap shares finish the period with stronger results than larger companies.

Most equity markets outside the U.S. also performed well. Emerging markets outpaced developed markets, and Asian shares were among the top performers as China and other countries in the region proved successful in controlling the coronavirus. A weaker U.S. dollar generally supported returns for U.S. investors in foreign securities.

Within the fixed income universe, intermediate- and longer-term Treasury yields ticked higher during the period but remained very low by historical standards, a factor that encouraged investors to seek out riskier securities with higher return potential. High yield bonds were especially strong as investors grew less risk averse, allowing the market to absorb heavy new issuance and the arrival of numerous “fallen angels,” or issuers that lost their investment-grade credit rating. Emerging markets bonds and investment-grade corporate debt also performed well amid the search for yield, while Treasuries recorded modest losses. (Bond prices and yields move in opposite directions.)

The firm response by governments and central banks around the world was a key factor in supporting the economic and market recovery. In the U.S., the federal government’s relief package totaled $2.4 trillion, or over 11% of gross domestic product (GDP), while the Federal Reserve cut interest rates close to zero in March and purchased massive amounts of government, mortgage-backed, and corporate bonds during the period to stimulate the economy and increase liquidity in the fixed income market.

Boosted by the stimulus, GDP increased 33.1% in the third quarter, according to the latest estimates, erasing much of the steep decline suffered in the first half of the year. However, there were signs that the recovery was slowing as the fiscal impact of the pandemic relief programs began to fade and coronavirus cases surged again in the U.S. and Europe in the fall. By October, retail sales and payroll growth had slowed to their lowest levels since the rebound began in the spring. Negotiations for a renewed stimulus effort in the U.S. continued at the end of the period.

We are hopeful that the distribution of vaccines will bring about an eventual return to normalcy in the coming year, but many uncertainties remain. The economic effects of the pandemic are likely to echo for some time, and the recovery could be markedly uneven across countries, industries, and individual companies. In this environment, we believe strong fundamental analysis and skilled active security selection will remain critical components of investment success.

Thank you for your continued confidence in T. Rowe Price.

Sincerely,

Robert Sharps
Group Chief Investment Officer

Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE

The fund’s goals are preservation of capital, liquidity, and, consistent with these, the highest possible current income.

FUND COMMENTARY

How did the fund perform in the past six months?

The Government Money Fund and the Lipper U.S. Government Money Market Funds Index each returned 0.01% in the six-month period ended November 30, 2020. (Performance for the fund’s I Class shares will vary due to a different fee structure. Past performance cannot guarantee future results.)

What factors influenced the fund’s performance?

Prior to the beginning of our reporting period, the Federal Reserve slashed short-term interest rates in March to near zero in response to the pandemic-driven economic downturn. Specifically, the central bank reduced the fed funds target rate to the ultra-low 0.00% to 0.25% range, where it had previously been from late 2008 until late 2015. The Fed also put in place several programs to allay liquidity concerns and reduce distress in the nongovernment portions of the money market.

Treasury bill yields, which fell sharply in the early part of 2020, continued to grind lower since the end of May. The yield on the 90-day Treasury bill declined from 0.14% to 0.08%, while the six-month Treasury bill yield dropped from 0.18% to 0.09%.

How is the fund positioned?

Overall, the fund’s weighted average maturity (WAM) is positioned longer than that of the average competitor. With the Federal Reserve likely to keep short-term interest rates very low for the next few years, we kept the WAM fairly close to its 60-day maximum over the last six months in order to capture relatively high yields from longer-term money market securities.

As a government money fund, the portfolio is required to invest almost exclusively in Treasury bills and other U.S. government securities, as well as repurchase agreements fully collateralized by government securities. Of course, the fund is not subject to the liquidity fees and redemption restrictions (also known as gates) that may be applied to nongovernment money funds during times of severe redemption activity. At the end of November 2020, about 60% of the fund’s assets were invested in Treasury bills, with a much smaller allocation to Treasury notes that are fairly close to maturing. Other U.S. government and agency securities accounted for 20%, while repurchase agreements represented about 12%.

What is portfolio management’s outlook?

The Fed is likely to keep rates very low for the foreseeable future. Central bank officials are concerned about the pandemic’s risks to the economy in the near and medium term. To balance the longer average maturities, the portfolio maintains a high degree of liquidity with very short-term securities. As always, our focus remains on principal stability and on investments with the highest credit quality.

The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

RISKS OF INVESTING IN THE GOVERNMENT MONEY FUND

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The potential for realizing a loss of principal in the fund could derive from:

Credit risks. An issuer of a debt instrument could suffer an adverse change in financial condition that results in a payment default, rating downgrade, or inability to meet a financial obligation. The credit quality of the securities held by the fund may change rapidly in certain market environments, which could result in significant net asset value deterioration and the inability to maintain a $1.00 share price.

Interest rate risks. A decline in interest rates may lower the fund’s yield, or a rise in the overall level of interest rates may cause a decline in the prices of fixed income securities held by the fund. The fund’s yield will vary; it is not fixed for a specific period like the yield on a bank certificate of deposit. This is a disadvantage when interest rates are falling because the fund would have to reinvest at lower interest rates. Increases in demand for government securities may cause the yield on those securities to fall or even drop to a negative rate.

Repurchase agreement risks. A counterparty to a repurchase agreement may become insolvent or fail to repurchase securities from the fund as required, which could increase the fund’s costs or prevent the fund from immediately accessing its collateral.

BENCHMARK INFORMATION

Note: Lipper, a Thomson Reuters Company, is the source for all Lipper content reflected in these materials. Copyright 2020 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

EXPENSE RATIO

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has two share classes: The original share class (Investor Class) charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $250,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

QUARTER- END RETURNS

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

November 30, 2020 (Unaudited)

PORTFOLIO OF INVESTMENTS‡

(Amounts in 000s)

U.S. GOVERNMENT AGENCY DEBT 20.1% (1)

	Par	$ Value
Federal Farm Credit Banks, FRN, 3M UST + 0.065%, 0.15%, 5/25/22	50,000	50,000
Federal Farm Credit Banks, FRN, 3M UST + 0.065%, 0.15%, 10/31/22	100,000	100,000
Federal Farm Credit Banks, FRN, SOFR + 0.08%, 0.16%, 1/14/21	8,000	8,000
Federal Farm Credit Banks, FRN, 3M UST + 0.09%, 0.175%, 6/3/22	75,000	74,992
Federal Farm Credit Banks, FRN, SOFR + 0.30%, 0.38%, 4/27/21	40,000	40,000
Federal Farm Credit Discount Notes, 0.522%, 12/11/20	149,000	148,978
Federal Farm Credit Discount Notes, 0.552%, 12/8/20	99,500	99,489
Federal Home Loan Bank Discount Notes, 0.095%, 12/10/20	8,500	8,500
Federal Home Loan Bank Discount Notes, 0.10%, 12/9/20	1,600	1,600
Federal Home Loan Bank Discount Notes, 0.291%, 2/16/21	2,500	2,498
Federal Home Loan Bank Discount Notes, 0.442%, 3/19/21	50,000	49,934
Federal Home Loan Banks, 0.10%, 12/4/20	50,000	50,000
Federal Home Loan Banks, 1.375%, 12/11/20	10,600	10,604
Federal Home Loan Banks, FRN, SOFR + 0.00%, 0.08%, 2/23/21	100,000	99,998
Federal Home Loan Banks, FRN, SOFR + 0.015%, 0.095%, 2/5/21	100,000	100,000
Federal Home Loan Banks, FRN, 1M USD LIBOR + (0.04)%, 0.096%, 12/17/20	28,400	28,400
Federal Home Loan Banks, FRN, 3M USD LIBOR + (0.135)%, 0.098%, 12/18/20	5,000	5,000
Federal Home Loan Banks, FRN, SOFR + 0.02%, 0.10%, 2/9/21	100,000	100,000
Federal Home Loan Banks, FRN, SOFR + 0.02%, 0.10%, 2/12/21	100,000	100,000
Federal Home Loan Banks, FRN, SOFR + 0.025%, 0.105%, 2/25/21	100,000	100,000
Federal Home Loan Banks, FRN, SOFR + 0.03%, 0.11%, 1/11/21	100,000	100,000

Federal Home Loan Banks, FRN, SOFR + 0.03%, 0.11%, 1/15/21	100,000	100,000
Federal Home Loan Banks, FRN, SOFR + 0.035%, 0.115%, 3/10/21	150,000	150,000
Federal Home Loan Banks, FRN, SOFR + 0.035%, 0.115%, 12/17/21	50,000	50,000
Federal Home Loan Banks, FRN, SOFR + 0.04%, 0.12%, 2/9/21	40,000	40,000
Federal Home Loan Banks, FRN, SOFR + 0.05%, 0.13%, 6/14/21	50,000	50,000
Federal Home Loan Banks, FRN, SOFR + 0.055%, 0.135%, 5/13/22	50,000	50,000
Federal Home Loan Banks, FRN, SOFR + 0.08%, 0.16%, 3/4/21	123,000	122,988
Federal Home Loan Banks, FRN, SOFR + 0.24%, 0.32%, 12/24/20	50,000	50,000
Federal Home Loan Mortgage, 2.375%, 2/16/21	2,200	2,210
Federal National Mortgage Association, FRN, SOFR + 0.05%, 0.13%, 3/4/21	150,000	150,000
Federal National Mortgage Association, FRN, SOFR + 0.07%, 0.15%, 12/11/20	50,000	49,998
Federal National Mortgage Association, FRN, SOFR + 0.19%, 0.27%, 4/5/21	50,000	50,000
Total U.S. Government Agency Debt (Cost $2,143,189)		2,143,189

U.S. GOVERNMENT AGENCY REPURCHASE AGREEMENTS 11.7% (2)

Bank of America, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $70,000,194 on 12/1/20, Collateralized by U.S. Government securities, 2.50% - 4.50%, 4/20/50 - 11/20/50, valued at $71,400,001	70,000	70,000
BMO Capital Markets, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $17,000,047 on 12/1/20, Collateralized by U.S. Government securities, 2.00% - 4.50%, 12/1/47 - 12/1/50, valued at $17,340,000	17,000	17,000
Citigroup Global Markets, Tri-Party, Dated 11/30/20, 0.09%, Delivery Value of $87,000,218 on 12/1/20, Collateralized by U.S. Government securities, 0.13% - 2.50%, 1/15/21 - 11/1/50, valued at $88,740,057	87,000	87,000

Citigroup Global Markets, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $250,000,694 on 12/1/20, Collateralized by U.S. Government securities, 1.13% - 6.50%, 1/15/21 - 11/1/50, valued at $255,000,053	250,000	250,000
Credit Agricole, Tri-Party, Dated 11/30/20, 0.09%, Delivery Value of $87,760,219 on 12/1/20, Collateralized by U.S. Government securities, 1.13% - 3.38%, 8/15/40 - 5/15/44, valued at $89,515,290	87,760	87,760
Goldman Sachs, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $157,000,436 on 12/1/20, Collateralized by U.S. Government securities, 2.00% - 4.50%, 3/1/43 - 10/1/50, valued at $160,140,000	157,000	157,000
HSBC Securities, Tri-Party, Dated 11/30/20, 0.09%, Delivery Value of $44,000,110 on 12/1/20, Collateralized by U.S. Government securities, 3.00% - 3.53%, 6/1/30 - 7/1/50, valued at $44,880,000	44,000	44,000
JPMorgan Chase Securities, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $87,000,242 on 12/1/20, Collateralized by U.S. Government securities, 0.82% - 5.00%, 12/1/22 - 12/1/50, valued at $88,740,000	87,000	87,000
RBC Dominion Securities, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $157,000,436 on 12/1/20, Collateralized by U.S. Government securities, 2.00% - 5.50%, 1/1/39 - 11/20/50, valued at $160,140,000	157,000	157,000
Royal Bank of Canada, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $174,000,483 on 12/1/20, Collateralized by U.S. Government securities, 2.00% - 5.00%, 4/20/42 - 11/20/50, valued at $177,480,000	174,000	174,000
Wells Fargo Securities, Tri-Party, Dated 11/30/20, 0.10%, Delivery Value of $116,000,322 on 12/1/20, Collateralized by U.S. Government securities, 1.50% - 4.50%, 11/1/40 - 11/1/50, valued at $118,320,001	116,000	116,000
Total U.S. Government Agency Repurchase Agreements (Cost $1,246,760)		1,246,760

U.S. TREASURY DEBT 69.3%

U.S. Treasury Bills, 0.08%, 1/26/21	195,000	194,970
U.S. Treasury Bills, 0.09%, 3/25/21	115,600	115,567
U.S. Treasury Bills, 0.09%, 5/4/21	111,000	110,957
U.S. Treasury Bills, 0.09%, 5/27/21	108,800	108,752
U.S. Treasury Bills, 0.098%, 3/2/21	191,500	191,452

U.S. Treasury Bills, 0.099%, 3/18/21	213,900	213,837
U.S. Treasury Bills, 0.10%, 12/24/20	45,000	44,997
U.S. Treasury Bills, 0.10%, 4/20/21	213,480	213,397
U.S. Treasury Bills, 0.10%, 5/20/21	171,400	171,319
U.S. Treasury Bills, 0.103%, 2/25/21	352,400	352,313
U.S. Treasury Bills, 0.105%, 3/9/21	100,000	99,971
U.S. Treasury Bills, 0.105%, 4/1/21	110,683	110,644
U.S. Treasury Bills, 0.106%, 2/4/21	307,000	306,941
U.S. Treasury Bills, 0.109%, 5/13/21	184,266	184,175
U.S. Treasury Bills, 0.11%, 12/3/20	194,600	194,599
U.S. Treasury Bills, 0.11%, 12/17/20	82,300	82,296
U.S. Treasury Bills, 0.11%, 1/5/21	48,550	48,545
U.S. Treasury Bills, 0.11%, 2/2/21	97,600	97,581
U.S. Treasury Bills, 0.11%, 4/8/21	150,000	149,941
U.S. Treasury Bills, 0.112%, 1/19/21	250,000	249,962
U.S. Treasury Bills, 0.113%, 3/16/21	85,000	84,972
U.S. Treasury Bills, 0.115%, 1/14/21	75,000	74,990
U.S. Treasury Bills, 0.115%, 2/9/21	225,000	224,950
U.S. Treasury Bills, 0.115%, 2/18/21	375,000	374,905
U.S. Treasury Bills, 0.115%, 3/4/21	158,600	158,553
U.S. Treasury Bills, 0.115%, 3/30/21	53,280	53,260
U.S. Treasury Bills, 0.115%, 4/15/21	77,850	77,816
U.S. Treasury Bills, 0.115%, 4/22/21	44,640	44,620
U.S. Treasury Bills, 0.117%, 2/11/21	381,520	381,431
U.S. Treasury Bills, 0.12%, 2/16/21	88,920	88,897
U.S. Treasury Bills, 0.125%, 1/21/21	200,000	199,965
U.S. Treasury Bills, 0.125%, 3/11/21	100,000	99,965
U.S. Treasury Bills, 0.13%, 1/28/21	316,750	316,680
U.S. Treasury Bills, 0.135%, 12/29/20	250,000	249,974
U.S. Treasury Bills, 0.135%, 11/4/21	70,000	69,911
U.S. Treasury Bills, 0.142%, 1/7/21	336,200	336,151

November 30, 2020 (Unaudited)

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Government Money Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks preservation of capital, liquidity, and, consistent with these, the highest possible current income. The fund intends to operate as a government money market fund and has no intention to voluntarily impose liquidity fees on redemptions or temporarily suspend redemptions. The fund has two classes of shares: the Government Money Fund (Investor Class) and the Government Money Fund–I Class (I Class). I Class shares require a $1 million initial investment minimum, although the minimum generally is waived for retirement plans, financial intermediaries, and certain other accounts. Each class has exclusive voting rights on matters related solely to that class; separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Investment transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared by each class daily and paid monthly. A capital gain distribution may also be declared and paid by the fund annually.

Class Accounting Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to both classes and investment income are allocated to the classes based upon the relative daily net assets of each class’s settled shares; realized and unrealized gains and losses are allocated based upon the relative daily net assets of each class’s outstanding shares.

Capital Transactions Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by T. Rowe Price Associates, Inc., or its agents.

New Accounting Guidance In March 2020, the FASB issued Accounting Standards Update (ASU), ASU 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

Indemnification In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

NOTE 2 - VALUATION

The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value. The T. Rowe Price Valuation Committee (the Valuation Committee) is an internal committee that has been delegated certain responsibilities by the fund’s Board of Directors (the Board) to ensure that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight by the Board, the Valuation Committee develops and oversees pricing-related policies and procedures, including the comparison of amortized cost to market-based value, and approves all fair value determinations. Specifically, the Valuation Committee establishes policies and procedures used in valuing financial instruments, including those which cannot be valued in accordance with normal procedures; determines pricing techniques, sources, and persons eligible to effect fair value pricing actions; oversees the pricing process to ensure policies and procedures are being followed; and provides guidance on internal controls and valuation-related matters. The Valuation Committee provides periodic reporting to the Board on valuation matters.

Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:

Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date

Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)

Level 3 – unobservable inputs (including the fund’s own assumptions in determining fair value)

Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

In accordance with Rule 2a-7 under the 1940 Act, the fund values its securities at amortized cost, which approximates fair value. Securities for which amortized cost is deemed not to reflect fair value are stated at fair value as determined in good faith by the Valuation Committee, in accordance with fair valuation policies and procedures. On November 30, 2020, all of the fund’s financial instruments were classified as Level 2 in the fair value hierarchy.

NOTE 3 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Repurchase Agreements The fund engages in repurchase agreements, pursuant to which it pays cash to and receives securities from a counterparty that agrees to “repurchase” the securities at a specified time, typically within seven business days, for a specified price. The fund enters into such agreements with well-established securities dealers or banks that are members of the Federal Reserve System and are on Price Associates’ approved list. All repurchase agreements are fully collateralized by U.S. government or related agency securities, which are held by the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counterparty fails to perform in accordance with the terms of the agreement.

LIBOR The fund may invest in instruments that are tied to reference rates, including LIBOR. On July 27, 2017, the United Kingdom’s Financial Conduct Authority announced a decision to transition away from LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate. Any potential effects of the transition away from LIBOR on the fund, or on certain instruments in which the fund invests, are not known. The transition process may result in, among other things, an increase in volatility or illiquidity of markets for instruments that currently rely on LIBOR, a reduction in the value of certain instruments held by a fund, or a reduction in the effectiveness of related fund transactions such as hedges. Any such effects could have an adverse impact on the fund’s performance.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of the date of this report.

At November 30, 2020, the cost of investments for federal income tax purposes was $10,758,537,000.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee is determined by applying a group fee rate to the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260% for assets in excess of $845 billion. At November 30, 2020, the effective annual group fee rate was 0.28%. Effective April 1, 2017, Price Associates has contractually agreed, at least through September 30, 2021, to waive a portion of its management fee in order to limit the fund’s management fees to 0.25% of the fund’s average daily net assets. Thereafter, this agreement will automatically renew for one-year terms unless terminated or modified by the fund’s Board. Any fees waived under this agreement are not subject to reimbursement to Price Associates by the fund. The total management fees waived were $1,836,000 and allocated ratably in the amounts of $1,728,000 for the Investor Class, $108,000 for the I Class, for the six months ended November 30, 2020.

The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; and other non-recurring expenses permitted by the investment management agreement, to the extent such operating expenses, on an annualized basis, exceed the I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

Price Associates may voluntarily waive all or a portion of its management fee and reimburse operating expenses to the extent necessary for the fund to maintain a zero or positive net yield (voluntary waiver). This voluntary waiver is in addition to the contractual expense limit in effect for the fund. Any amounts waived/paid by Price Associates under this voluntary agreement are not subject to repayment by the fund. Price Associates may amend or terminate this voluntary arrangement at any time without prior notice. For the six months ended November 30, 2020, expenses waived/paid totaled $7,236,000.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively, Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the six months ended November 30, 2020, expenses incurred pursuant to these service agreements were $34,000 for Price Associates; $3,124,000 for T. Rowe Price Services, Inc.; and $783,000 for T. Rowe Price Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.

As of November 30, 2020, T. Rowe Price Group, Inc., or its wholly owned subsidiaries owned 2,585,183,328 shares of the Investor Class, representing 26% of the Investor Class’s net assets.

The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the six months ended November 30, 2020, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.

NOTE 6 - OTHER MATTERS

Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which a fund invests. Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.

These types of events may also cause widespread fear and uncertainty, and result in, among other things: quarantines and travel restrictions, including border closings; disruptions to business operations and supply chains; exchange trading suspensions and closures, and overall reduced liquidity of securities, derivatives, and commodities trading markets; reductions in consumer demand and economic output; and significant challenges in healthcare service preparation and delivery. The funds could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. In addition, the operations of the funds, their investment advisers, and the funds’ service providers may be significantly impacted, or even temporarily halted, as a result of extensive employee illnesses or unavailability, government quarantine measures, and restrictions on travel or meetings and other factors related to public emergencies. Recently, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.

Governmental and quasi-governmental authorities and regulators have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.

The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:

https://www.troweprice.com/corporate/en/utility/policies.html

Scroll down to the section near the bottom of the page that says, “Proxy Voting Policies.” Click on the Proxy Voting Policies link in the shaded box.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says, “Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

Effective for reporting periods on or after March 1, 2019, a fund, except a money market fund, files a complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Prior to March 1, 2019, a fund, including a money market fund, filed a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A money market fund files detailed month-end portfolio holdings information on Form N-MFP with the SEC each month and posts a complete schedule of portfolio holdings on its website (troweprice.com) as of each month-end for the previous six months. A fund’s Forms N-PORT, N-MFP, and N-Q are available electronically on the SEC’s website (sec.gov).

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

(2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Government Money Fund, Inc.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

		By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	January 19, 2021

		By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	January 19, 2021